Exhibit 10.5

AMENDED AND RESTATED GUARANTY

AMENDED AND RESTATED GUARANTY (this “Guaranty”), dated as of August 25, 2021, by (a) AZCOMS, LLC, a Arizona limited liability company (“Azcoms”), DRONE AFS CORP., a Nevada corporation (“Drone”), LEXTRUM, INC., a California corporation (“Lextrum”), DRAGONWAVE-X, LLC, an Arizona limited liability company (“Dragonwave-X”), DRAGONWAVE CORP., a Delaware corporation (“Dragonwave Corp.”), DRAGONWAVE-X CANADA, INC., a Canada corporation (“Dragonwave Canada”), RVISION, INC., a Nevada corporation (“RVision”), INDURAPOWER, INC., a Delaware corporation (“InduraPower”), ELITISE, LLC, an Arizona limited liability company (“Elitise”), SOVEREIGN ENGINEERING, LLC, an Arizona limited liability company (“Sovereign Engineering”), SILVER BULLET TECHNOLOGY, INC., a Delaware corporation (“Silver Bullet”), SILVER BULLET TECHNOLOGY, LLC, a Delaware limited liability company (“Silver Bullet LLC”), SKYLINE PARTNERS TECHNOLOGY, LLC, a Delaware limited liability company (“Skyline”), SKY SOVEREIGN, INC., a Nevada corporation (“Sky Soverign”), SKY SAPIENCE LTD, a corporation organized under the laws of Isreal (“Sky Sapience”), LIGHTER THAN AIR SYSTEMS, CORP., a Florida corporation (“Lighter Than Air”), SOVEREIGN PLASTICS, LLC, a Colorado limited liability company (“Sovereign Plastics”), SPRING CREEK MANUFACTURING, INC., a Colorado corporation (“Spring Creek”), VEO PHOTONICS, INC., a California corporation (“VEO”), VIRTUAL NETCOM, LLC, a Virginia limited liability company (“Virtual NetCom” and, collectively with Azcoms, Drone, Lextrum, Dragonwave-X, Dragonwave Corp., Dragonwave Canada, RVision, InduraPower, Elitise, Sovereign Engineering, Silver Bullet, Silver Bullet LLC, Skyline, Sky Sovereign, Sky Sapience, Lighter Than Air, Sovereign Plastics, Spring Creek and VEO, the “Existing Guarantors” and each individually, an “Existing Guarantor”) and (b) COMS Global Telecommunications, LLC, a Texas limited liability company (“Global Telecommunications”), COMS Site Solutions, LLC, a Texas limited liability company (“Site Solutions”), Innovation Digital, LLC, a California limited liability company (“Innovation Digital”) and RF Engineering & Energy Resource, LLC, a Michigan limited liability company (“RF Engineering” and, collectively with Global Telecommunications, Site Solutions and Innovation Digital, the “New Guarantors” and each, a “New Guarantor”; the New Guarantors and the Existing Guarantors are collectively referred to herein as the “Guarantors” and each, individually, a “Guarantor”) in favor of (x) Lind Global Asset Management IV, LLC as agent (hereinafter, in such capacity, the “Secured Party”) for itself and each of the Investors (as hereinafter defined) and (y) and each Investor.

WHEREAS, COMSovereign Holding Corp., a Nevada corporation (the “Company”) (a) and Lind Global Asset Management IV, LLC (the “Initial Investor”) have entered into that certain Securities Purchase Agreement dated as of May 27, 2021 (as amended and in effect from time to time, the “Initial SPA”); (b) issues to the Initial Investor that certain Amended and Restated Convertible Promissory Note dated as of the date hereof (as amended and in effect from time to time, the “Existing Note”); and (c) and the Initial Investor have entered into that certain Security Agreement dated as of May 27, 2021 (the “Original Security Agreement”); and

WHEREAS, in connection with the Initial SPA, the Existing Note and the Original Security Agreement, (a) the Existing Guarantors guaranteed the obligations of the Company under the Initial SPA, the Existing Note, the Original Security Agreement and the other documents entered into in connection therewith pursuant to the terms of that certain Guaranty dated as of May 27, 2021 (as hereto amended and in effect from time to time, the “Original Guaranty”); and (b) certain of the Existing Guarantors secured their guaranty obligations pursuant to the terms of that certain Security Agreement dated as of May 27, 2021 by and among certain of the Existing Guarantors and the Initial Investor (as hereto amended and in effect from time to time, the “Original Subsidiary Security Agreement”); and

WHEREAS, the Company (a) and Lind Global Fund II LP (the “Second Investor” and, collectively with the Initial Investor, the “Investors” and each, individually, an “Investor”) are entering into that that certain Securities Purchase Agreement dated as the date hereof (as amended and in effect from time to time, the “Second SPA” and, collectively with the Initial SPA, the “SPAs”, and each, individually, an “SPA”); and (b) issued to the Second Investor that Convertible Promissory Note dated as of the date hereof (as amended and in effect from time to time, the “Global Fund II Note” and, collectively with the Existing Note, the “Notes”, and each, individually, a “Note”); and

WHEREAS, in connection with the Company entering into the Second SPA, the Company and the Investors have agreed, among other things, that (a) the Original Security Agreement will be amended and restated as of the date hereof pursuant to that certain Amended and Restated Security Agreement dated as of the date hereof by and among the Secured Party, the Investors and the Company (including an assignment of all of the Initial Investor’s rights as secured party under the Original Security Agreement to the Secured Party as agent for the Investors); (b) the Original Guaranty will be amended and restated as of the date hereof pursuant to the terms hereof; and (c) the Original Subsidiary Security Agreement will be amended and restated as of the date hereof pursuant to that certain Amended and Restated Security Agreement dated as of the date hereby by and among the Secured Party, the Investors and the Guarantors; and

WHEREAS, each of the New Guarantors wish to guaranty all of the Obligations (as hereinafter defined) and each of the Existing Guarantors, the Investors and the Secured Party which to continue and reaffirm the guaranty provided by the Existing Guarantors in the Original Guaranty in favor of the Investors and the Secured Party; and

WHEREAS, the Company is the direct or indirect parent of each of the Guarantors and all are members of a group of related entities, the success of any one of which is dependent in part on the success of the other members of such group;

WHEREAS, the Guarantors expect to receive substantial direct and indirect benefits from the extensions of credit to the Company by the Investors pursuant to the Notes (which benefits are hereby acknowledged);

WHEREAS, it is a condition precedent to the Investors extending credit to the Company under the Notes, amending the Initial SPA and entering into the Second SPA, as the case may be, that the Guarantors execute and deliver to the Secured Party and the Investors an amended and restated guaranty in the form hereof; and

WHEREAS, the Guarantors wish to jointly and severally guaranty the Company’s and the other Guarantors’ obligations to the Secured Party and the Investors under the Notes and the other Transaction Documents (as such term is defined in each SPA) as provided herein;

NOW, THEREFORE, the Guarantors hereby agree with the Secured Party as follows:

1. Definitions. The term “Obligations” and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Guarantor Security Agreement.

2. Guaranty of Payment and Performance. The Guarantors hereby jointly and severally guarantee to the Secured Party and each Investor the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Secured Party or any Investor first attempt to collect any of the Obligations from the Company or resort to any collateral security or other means of obtaining payment. Should the Company default in the payment or performance of any of the Obligations, the joint and several obligations of the Guarantors hereunder with respect to such Obligations in default shall, upon demand by the Secured Party, become immediately due and payable to the Secured Party, for the benefit of the Secured Party and the Investors, without demand or notice of any nature, all of which are expressly waived by the Guarantors. Payments by the Guarantors hereunder may be required by the Secured Party on any number of occasions. All payments by the Guarantors hereunder shall be made to the Secured Party, in the manner and at the place of payment specified therefor in each applicable Note, for the account of the Secured Party. Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by law to make such deduction or withholding. If any such obligation is imposed upon such Guarantor with respect to any amount payable by it hereunder, such Guarantor will pay to the Secured Party, for the account of the applicable Investor, on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable the Secured Party and each Investor to receive the same net amount which the Secured Party and each Investor would have received on such due date had no such obligation been imposed upon the Guarantor. Each Guarantor will deliver promptly to the Secured Party certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Guarantor hereunder. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Obligations and termination of this Guaranty.

3. Guarantors’ Agreement to Pay Enforcement Costs, etc. Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Secured Party, for the benefit of the Secured Party and each Investor, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Secured Party in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this §3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Notes, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

4. Waivers by Guarantor; Freedom to Act. Each Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Party or any Investor with respect thereto. Each Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Company or any other Person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the joint and several obligations of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of the Secured Party or any Investor to assert any claim or demand or to enforce any right or remedy against the Company or any other Person primarily or secondarily liable with respect to any of the Obligations; (b) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (c) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of any Note, the other Transaction Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (d) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (e) the adequacy of any rights which the Secured Party or any Investor may have against any collateral security or other means of obtaining repayment of any of the Obligations; (f) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Secured Party or any Investor might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (g) any other act or omission which might in any manner or to any extent vary the risk of the Guarantors or otherwise operate as a release or discharge of any Guarantor, all of which may be done without notice to the Guarantors. To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (i) any “one action” or “anti-deficiency” law which would otherwise prevent the Secured Party or any Investor from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against such Guarantor before or after the Secured Party’s or such Investor’s commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (ii) any other law which in any other way would otherwise require any election of remedies by the Secured Party or any Investor.

5. Unenforceability of Obligations Against Company. If for any reason the Company or any other Guarantor have or has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Company or any Guarantor by reason of the Company’s or such Guarantor’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantors to the same extent as if each Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Company or any other Guarantor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Notes, the other Transaction Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantors.

6. Subrogation; Subordination.

6.1.	Waiver of Rights Against Company. Until the final payment and performance in full of all of the Obligations, the Guarantors shall not exercise and each hereby waives any rights against the Company arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Secured Party or any Investor in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Guarantors will not claim any setoff, recoupment or counterclaim against the Company in respect of any liability of a Guarantor to the Company; and each Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Secured Party or any Investor.

6.2.	Subordination. The payment of any amounts due with respect to any indebtedness of the Company for money borrowed or credit received now or hereafter owed to any Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. Each Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, such Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Company to such Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, a Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for Secured Party and each Investor and be paid over to the Secured Party, for the benefit of the Secured Party and each Investor, on account of the Obligations without affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

6.3.	Provisions Supplemental. The provisions of this §6 shall be supplemental to and not in derogation of any rights and remedies of the Secured Party and each Investor under any separate subordination agreement which the Secured Party or any Investor may at any time and from time to time enter into with a Guarantor.

7. Security; Setoff. Each Guarantor grants to each of the Secured Party and each Investor, as security for the full and punctual payment and performance of all of such Guarantor’s obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to such Guarantor now or hereafter held by the Secured Party or such Investor and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Secured Party or such Investor to such Guarantor or subject to withdrawal by such Guarantor. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, the Secured Party and each Investor is hereby authorized at any time and from time to time, without notice to any Guarantor (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of each Guarantor under this Guaranty, whether or not the Secured Party or such Investor, as the case may be, shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

8. Further Assurances. Each Guarantor agrees that it will from time to time, at the request of the Secured Party, do all such things and execute all such documents as the Secured Party may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Secured Party and the Investors hereunder. Each Guarantor acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Company on a continuing basis all information desired by such Guarantor concerning the financial condition of the Company and that such Guarantor will look to the Company and not to the Secured Party or any Investor in order for such Guarantor to keep adequately informed of changes in the Company’s financial condition.

9. Termination; Reinstatement. This Guaranty shall remain in full force and effect until the Secured Party is given written notice of a Guarantor’s intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of each Investor at the address of each Investor for notices set forth in each SPA. No such notice shall affect any rights of the Secured Party or any Investor hereunder, including without limitation the rights set forth in §§4 and 6, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Secured Party or any Investor upon the insolvency, bankruptcy or reorganization of the Company, or otherwise, all as though such payment had not been made or value received.

10. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of the Secured Party, each Investor and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Investor may assign or otherwise transfer its applicable Note or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other Person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Investor herein, all in accordance with the applicable Note. The Guarantors may not assign any of its obligations hereunder.

11. Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, addressed as follows: if to any Guarantor, at the address set forth beneath its signature hereto, and if to the Secured Party or an Investor, at the address for notices to the applicable Investor set forth in such Investor’s SPA, or at such address as any party may designate in writing to the other parties.

12. Governing Law; Consent to Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER TRANSACTION DOCUMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTY OR ANY INVESTOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH OF THE GUARANTORS, EACH INVESTOR AND THE SECURED PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN §12. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

13. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party. No failure on the part of the Secured Party or any Investor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

14. Waiver of Jury Trial. EACH GUARANTOR, AND, BY ITS ACCEPTANCE HEREOF, THE SECURED PARTY AND EACH INVESTOR, HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). Except as prohibited by law, each Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. EACH GUARANTOR, AND, BY ITS ACCEPTANCE HEREOF, THE SECURED PARTY AND EACH INVESTOR, (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

15. Miscellaneous. This Guaranty constitutes the entire agreement of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

16. Contribution. To the extent any Guarantor makes a payment hereunder in excess of the aggregate amount of the benefit received by such Guarantor in respect of the extensions of credit under the Credit Agreement (the “Benefit Amount”), then such Guarantor, after the payment in full, in cash, of all of the Obligations, shall be entitled to recover from each other guarantor of the Obligations such excess payment, pro rata, in accordance with the ratio of the Benefit Amount received by each such other guarantor to the total Benefit Amount received by all guarantors of the Obligations, and the right to such recovery shall be deemed to be an asset and property of such Guarantor so funding; provided, that all such rights to recovery shall be subordinated and junior in right of payment to the final and undefeasible payment in full in cash of all of the Obligations.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

AZCOMS, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager
	Address:	5120 S. Julian Drive, Suite 110, Tucson, AZ 85706

DRONE AFS CORP.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	President
	Address:	5000 Quorum Drive, Suite 400, Dallas, TX 75254

LEXTRUM, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary & CFO
	Address:	5120 S. Julian Drive, Suite 110, Tucson, AZ 85706

DRAGONWAVE-X, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager
	Address:	5120 S. Julian Drive, Suite 110, Tucson, AZ 85706

DRAGONWAVE CORP.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary
	Address:	5000 Quorum Drive, Suite 400, Dallas, TX 75254

DRAGONWAVE-X CANADA, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	President
	Address:	362 Terry Fox Drive, Suite 100, Ottawa, Ontario, Canada K2K 2P5

RVISION, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary
	Address:	10350 Science Center Drive, Suite 100, San Diego, CA, 92121

INDURAPOWER, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary
	Address:	5120 S. Julian Drive, Suite 110, Tucson, AZ 85706

ELITISE, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager
	Address:	5120 S. Julian Drive, Suite 110, Tucson, AZ 85706

SOVEREIGN ENGINEERING, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager
	Address:	5120 S. Julian Drive, Suite 110, Tucson, AZ 85706

SILVER BULLET TECHNOLOGY, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Authorized Agent
	Address:	5000 Quorum Drive, Suite 400, Dallas, TX 75254

SILVER BULLET TECHNOLOGY, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Authorized Agent
	Address:	5000 Quorum Drive, Suite 400, Dallas, TX 75254

SKYLINE PARTNERS TECHNOLOGY, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager
	Address:	5120 S. Julian Drive, Suite 110, Tucson, AZ 85706

SKY SOVEREIGN, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	President
	Address:	5000 Quorum Drive, Suite 400, Dallas, TX 75254

SKY SAPIENCE LTD.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary
	Address:	Yokneam Hi-Tech Park POB 170, Yokneam, Israel

LIGHTER THAN AIR SYSTEMS, CORP.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary
	Address:	5120 S. Julian Drive, Suite 110, Tucson, AZ 85706

VEO PHOTONICS, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	CEO
	Address:	10509 Vista Sorrento Pkwy, Suite 120, San Diego, CA 92121

VIRTUAL NETCOM, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager
	Address:	5180 Parkstone Drive, Suite 170, Chantilly, Virginia 20151

SOVEREIGN PLASTICS, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager
	Address:	880A Elton Drive, Colorado Springs, CO 80907

SPRING CREEK MANUFACTURING, INC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Secretary
	Address:	880A Elton Drive, Colorado Springs, CO 80907

COMS GLOBAL TELECOMMUNICATIONS, LLC.

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager
	Address:	5000 Quorum Drive, Suite 400, Dallas, TX 75254

COMS SITE SOLUTIONS, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager
	Address:	5000 Quorum Drive, Suite 400, Dallas, TX 75254

INNOVATION DIGITAL, LLC

/s/ Daniel L. Hodges
Name:	Daniel L. Hodges
Title:	Authorized Agent
Address:	15373 Innovation Drive, Suite 180, San Diego, CA 92128

RF Engineering & Energy Resource, LLC

By:	/s/ Daniel L. Hodges
	Name:	Daniel L. Hodges
	Title:	Manager
	Address:	4460 Commercial Avenue Portage, MI 49002